UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2019

STANDARD AVB FINANCIAL CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34893	27-3100949
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2640 Monroeville Boulevard, Monroeville, Pennsylvania	15146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 856-0363

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STND	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07   Submission of Matters to a Vote of Security Holders

On May 21, 2019, the 2019 Annual Meeting of Shareholders of Standard AVB Financial Corp. (the “Company”) was duly held at the Courtyard by Marriott Monroeville, 3962 William Penn Highway, Monroeville, Pennsylvania 15146 at 9:00 a.m., local time (the “2019 Annual Meeting”).  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement dated April 15, 2019.

All proposals were approved and the final results of the shareholder votes are shown below. There was no other business transacted at the 2019 Annual Meeting.

Proposal 1 – Election of Directors

The shareholders elected each nominee to serve as a director for a term of three years.

	For	Withheld	Broker-Non Votes
Terence L. Graft	2,691,649	553,764	1,053,852
John M. Lally	2,828,673	416,740	1,053,852
David C. Mathews	2,944,112	301,301	1,053,852
Ronald J. Mock	2,915,527	329,886	1,053,852
Dale A. Walker	2,918,859	326,554	1,053,852

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for fiscal year 2019.

For	Against	Abstain
4,166,815	128,262	4,188

Proposal 3 – Non-Binding Proposal to Give Advisory Approval of the Company’s Executive Compensation

The shareholders approved a non-binding proposal to give advisory approval of the Company’s executive compensation as described in the proxy statement.

For	Against	Abstain
2,477,810	421,991	345,611

Proposal 4 – Non-Binding Proposal on the Frequency of Future Votes on the Company’s Executive Compensation

The shareholders approved the “One Year” option with respect to a non-binding proposal to give advisory approval with respect to the frequency that shareholders will vote on the Company’s executive compensation.

One Year	Two Years	Three Years	Abstain
2,938,011	32,946	114,506	159,949

After considering the results of Proposal 4, and consistent with its own recommendation, the Company’s Board of Directors has determined to provide the Company’s stockholders with an annual advisory vote on the compensation of our named executive officers until the next vote on the frequency of such advisory vote.

Item 9.01   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD AVB FINANCIAL CORP.
DATE: May 22, 2019	By:	/s/ Timothy K. Zimmerman
Timothy K. Zimmerman
Chief Executive Officer